UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2009
STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20810 Fernbush Lane
Houston, Texas	77073
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 821-9091
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On December 16, 2009, the Company announced the closing of its previously announced offering of 2,760,000 shares of its common stock, $0.01 par value per share, including 360,000 shares subject to an over-allotment option, which was exercised by the underwriters prior to closing.
     The offering is described in the Company’s registration statement on Form S-3 (Registration No. 333-152371) and the related final prospectus dated December 10, 2009 filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933 on December 11, 2009. A copy of the press release dated December 16, 2009 is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
99.1	Press release, dated December 16, 2009 (furnished herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.
Date: December 16, 2009	By:	/s/ James H. Allen, Jr.
		Name:	James H. Allen, Jr.
		Title:	Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated December16, 2009 (furnished herewith)